DELAWARE GROUP® GOVERNMENT FUND
Delaware Inflation Protected Bond Fund
Delaware Emerging Markets Debt Fund
Delaware Core Plus Bond Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectuses dated November 28, 2014

This supplement supersedes the supplements to the Funds’ statutory prospectuses dated November 28, 2014.

Effective February 16, 2015, the following information replaces the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Asset-backed securities” in each Fund’s statutory prospectus:

Asset-backed securities
Asset-backed securities are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Fund uses them: The fixed income securities in which the Fund may invest include asset-backed securities.

Effective February 16, 2015, the following information replaces the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Mortgage-backed securities” for Delaware Inflation Protected Bond Fund only:

Mortgage-backed securities
Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

How the Fund uses them: The Fund may invest in government-related mortgage-backed securities and in privately issued mortgage-backed securities if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The privately issued mortgage-backed securities we invest in are either collateralized mortgage obligations (CMOs) or real estate mortgage investment conduits (REMICs).

The Fund may also invest in privately issued mortgage-backed securities that are not collateralized by U.S. government securities and are not directly guaranteed by the U.S. government in any way. Such securities are secured by the underlying collateral of the private issuer. These include CMOs, REMICs, and commercial mortgage-backed securities.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 18, 2014.